                                                                    Exhibit 10.3


                         REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (this "Agreement") is entered into as of
                                               ---------
July 11, 2000, by and among Miller Exploration Company, a Delaware corporation (the "Company"), and Guardian Energy Management Corp., a Michigan corporation
      -------
(the "Purchaser").
      --------


                                   RECITALS:
                                   --------

     A. The Company and the Purchaser have entered into that certain Securities Purchase Agreement of even date herewith (the "Purchase Agreement"),
                                                          ------------------
pursuant to which the Purchaser is acquiring a convertible promissory note (the "Note") and certain warrants (the "Warrants") that are convertible into and
 ----                              --------
exercisable for shares (the "Shares") of the Company's common stock, par value
                             ------
$.01 per share ("Common Stock").
                 ------------

     B. Pursuant to the terms of the Purchase Agreement, the Company has agreed to register the shares of Common Stock received by the Purchaser pursuant to the terms and conditions set forth herein.


                                  AGREEMENTS:
                                  ----------

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Definitions.  As used herein, the following terms shall have the
          -----------
meanings indicated.

          "Commission" means the Securities and Exchange Commission.
           ----------

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Registrable Securities" means the shares of Common Stock received by
           ----------------------
the Purchaser pursuant to conversion of the Note and the exercise of the Warrants and held of record by the Purchaser. Any Registrable Security will cease to be a Registrable Security when a registration statement under the Securities Act covering such Registrable Security has been declared effective by the Commission or when such Registrable Security is no longer held of record by the Purchaser.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

     2.   Shelf Registration Statement.  (a)  The Company will upon written
          ----------------------------
request from the Purchaser file a "shelf" registration statement on Form S-3 pursuant to Rule 415 under the Securities Act (the "Shelf Registration
                                                    ------------------
Statement"), with respect to the sale of the Registrable Securities. The Company shall use all commercially reasonable efforts to have the Shelf Registration Statement declared effective by the Commission under the Securities Act as promptly as practicable thereafter and to keep the Shelf Registration Statement effective for a period of 180 days. The Company's obligations with respect to the Shelf Registration Statement shall be subject to the limitations set forth below.

          (b) Notwithstanding the foregoing, if the Company shall furnish to the Purchaser a certificate signed by the President of the Company stating that in good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for a Shelf Registration Statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 180 days after receipt of the request of the Purchaser; provided, however, that the Company many not utilize this
                  --------  -------
right more than once in any twelve-month period.

          (c) In addition and without limitation, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2;
        ---------

               (i) After the Company has effected three registrations requested by the Purchaser pursuant to this Section 2 and such registrations have
                                       ---------
     been declared or ordered effective; or

               (ii) During the period starting with the date 60 days prior to the Company's good faith estimate of the date of filing of, and ending on a date 90 days after the effective date of, a registration subject to Section
                                                                         -------
     3 hereof; provided that the Company is actively employing in good faith all
     -
     commercially reasonable efforts to cause such registration statement to become effective.

          (d) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the
                                            ---------
Registrable Securities of the Purchaser that the Purchaser furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

     3.   Piggyback Registration.
          ----------------------

          (a) Right to Piggyback.  If at any time the Company proposes to file a
              ------------------
registration statement under the Securities Act with respect to an offering of Common Stock (except (i) on Form S-4, Form S-8 or any successor form thereto or
(ii) with respect to a distribution solely to existing stockholders of the Company), whether or not for its own account, then the Company shall give written notice of such proposed filing to the Purchaser at least 20 days before the anticipated filing date (the "Piggyback Notice"). The Piggyback Notice
                                  ----------------
shall offer such holders the opportunity to register such amount of Registrable Securities as the purchaser may request (a "Piggyback Registration"). Subject
                                            ----------------------
to Section 3(b) hereof, the Company shall include in each such Piggyback
   ------------
Registration all Registrable Securities requested to be included in the registration for such offering. The Purchaser shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.

          (b)  Priority on Piggyback Registrations.  The Company shall use
               -----------------------------------
commercially reasonable efforts to cause the managing underwriters of a proposed underwritten offering of Common Stock to permit holders of Registrable Securities requested to be included in the registration for such offering to include all such Registrable Securities on the same terms and conditions as any similar equity securities, if any, of the Company included therein. Notwithstanding the foregoing, if the managing underwriters of such underwritten offering determine in good faith that the total number of securities that such holders, the Company, and any other persons having rights to participate in such registration, propose to include in such offering is such as to materially and adversely affect the success of such offering, then (x) if such Piggyback Registration is a primary registration on behalf of the Company, the securities to be offered (i) for the Purchaser and (ii) for the account of all other persons other than the Company shall be reduced or limited pro rata in
                                                           --- ----
proportion to the respective dollar amounts of securities owned to the extent necessary to reduce the total number of securities to be included in such offering to the amount recommended by such managing underwriters, and (y) if such Piggyback Registration is an underwritten secondary registration on behalf of holders of equity securities of the Company, the Company shall include in such registration: (A) first, up to the full number of securities of such persons exercising "demand" registration rights that in the opinion of such underwriter can be sold (allocated among such holders as they may so determine), and (B) second, the number of Registrable Securities included in such registration pursuant to this Section 3 or "piggy-back" registration rights
                              ---------
contained in the other registration rights agreements in excess of the securities such persons exercising "demand" registration rights propose to sell that, in the opinion of such managing underwriter, can be sold without materially and adversely affecting such offering (allocated pro rata on the
                                                            --- ----
basis of the aggregate dollar amount of securities owned).

     Notwithstanding the foregoing, to the extent that the priority provisions set forth in this Section 3(b) are inconsistent with the priority provisions set
                  ------------
forth in any existing Registration Rights Agreements of the Company, then the priority provisions contained in such Registration Rights Agreements will control with respect to the shares of Common Stock requested to be included pursuant to such Registration Rights Agreements. The provisions of this paragraph shall not increase the number of Registrable Securities that a holder could otherwise include pursuant to this Section 3 by reason of the allocation
                                         ---------
contained in the immediately preceding paragraph.

     4.   Registration Procedures.
          -----------------------

     The Company will as expeditiously as reasonably possible:

          (a) furnish to the Purchaser, prior to filing the Shelf Registration Statement, if requested in writing, copies of the Shelf Registration Statement as proposed to be filed, and thereafter furnish to the Purchaser such number of copies of the Shelf Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in the Shelf Registration Statement (including each preliminary prospectus) and such other documents as the Purchaser may reasonably request in writing in order to facilitate the disposition of the Registrable Securities owned by the Purchaser;

          (b) use all commercially reasonable efforts to register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Purchaser may reasonably request and do any and all other acts and things which may be reasonably necessary to enable the Purchaser to consummate the disposition in such jurisdictions of the Registrable Securities; provided that the Company will not be required to (i) qualify generally to do
--------
business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

          (c) notify the Purchaser, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to the Purchaser any such supplement or amendment; and

          (d) make available for inspection by the Purchaser and any attorney, accountant or other professional retained thereby (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents
 ----------
and properties of the Company (collectively, the "Records") as shall be
                                                  -------
reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspectors in connection with the Shelf Registration Statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) in the judgment of counsel to the Company the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the Registration Statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. The Purchaser agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public. The Purchaser further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

     The Company may require the Purchaser to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as it may from time to time reasonably request and such other information as may be legally required in connection with such registration.

     The Purchaser agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c) hereof,
                                                    ------------
Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement until the Purchaser's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(c)
                                                                 ------------
hereof, and, if so directed by the Company, the Purchaser will deliver to the Company all copies, other than permanent file copies then in the Purchaser's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. If the Company shall give such notice, the Company shall extend the period during which the Registration Statement shall be maintained effective by the number of days during the period from and including the date of the giving of notice pursuant to Section 4(c) hereof to the date when the Company shall make available to the Purchaser a prospectus supplemented or amended to conform with the requirements of Section 4(c) hereof. The Purchaser acknowledges that the delivery of any such notice shall constitute material non-public information and agrees that it shall keep the existence of such notice confidential.

     5.   Registration Expenses.
          ---------------------

     In connection with the Registration Statement required to be filed hereunder, the Company shall pay the following registration expenses: (a) all registration and filing fees; (b) the fees and expenses of the Company's compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (c) printing expenses; (d) the reasonable fees and disbursements of counsel for the Company and the customary fees and expenses for independent certified public accountants retained by the Company; and (e) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration. The Company shall not have any obligation to pay any legal fees of the Purchaser, any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities or any out-of-pocket expenses of the Purchaser (or its agents).

     6.   Indemnification; Contribution.
          -----------------------------

          (a)  Indemnification by the Company.  The Company agrees to indemnify
               ------------------------------
and hold harmless the Purchaser from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus contained therein or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by the Purchaser or on the Purchaser's behalf expressly for use therein and; provided, further, that with respect to
                                      --------  -------
any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this subsection shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus was not sent or given to the person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities to such person if it is determined that it was the responsibility of the Purchaser to provide such person with a current copy of the prospectus and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage, liability or expense.

          (b)  Indemnification by Purchaser.  The Purchaser agrees to indemnify
               ----------------------------
and hold harmless, on a joint and several basis, the Company, its directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the
       ----------
same extent as the foregoing indemnity from the Company to the Purchaser, but only with respect to information furnished in writing by the Purchaser or on the Purchaser's behalf expressly for use in the Registration Statement or prospectus relating to the Registrable Securities, any amendment or supplement thereto or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its directors or officers, or any such controlling person, in respect of which indemnity may be sought against the Purchaser, the Purchaser shall have the rights and duties given to the Company, and the Company or its directors or officers or such controlling person shall have the rights and duties given to the Purchaser, by the preceding subsection hereof.

          (c)  Conduct of Indemnification Proceedings.  If any action or
               --------------------------------------
proceeding (including any governmental investigation) shall be brought or asserted against any person entitled to indemnification under subsections (a) or
(b) above (an "Indemnified Party") in respect of which indemnity may be sought
               -----------------
from any party who has agreed to provide such indemnification (an "Indemnifying
                                                                   ------------
Party"), the Indemnifying Party shall assume the defense thereof, including the
-----
employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all expenses. Such Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party has agreed to pay such fees and expenses or (ii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there is a conflict of interest on the part of counsel employed by the Indemnifying Party to represent such Indemnified Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party; it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such Indemnified Parties, which firm shall be designated in writing by such Indemnified Parties). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

          (d)  Contribution.  If the indemnification provided for in this
               ------------
Section 6 is unavailable to the Indemnified Parties in respect of any losses,
---------
claims, damages, liabilities or judgments referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities and judgments in the following manner: as between the Company on the one hand and each Shareholder on the other, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and each Shareholder on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of subsection 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e)  Survival.  The indemnity and contribution agreements contained in
               --------
this Section 6 shall remain operative and in full force and effect regardless of
     ---------
(i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company and (iii) the consummation of the sale or successive resale of the Registrable Securities.

     7.   Miscellaneous.
          -------------

          (a)  Amendments and Waivers.  The provisions of this Agreement may not
               ----------------------
be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given other than as initially agreed upon in writing by the Company and the Purchaser.

          (b)  Notices.  All notices and other communications hereunder shall be
               -------
in writing and shall be deemed given upon (i) transmitter's confirmation of a receipt of a facsimile transmission, (ii) confirmed delivery by a standard overnight carrier or when delivered by hand or (iii) the expiration of two business days after the day when mailed, postage prepaid, addressed at the following addresses (or at such other address for a party as shall be specified by like notice):

               (iv) if to the Purchaser, at the most current address given by the Purchaser to the Company, in accordance with the provisions of this subsection, which address initially is Guardian Energy Management Corp., 2300 Harmon Road, Auburn Hills, Michigan 48326-1714, Attention Vice President - Operations, Facsimile No. 248-340-2258, with copy to its Secretary, Facsimile No.: 248-340-2175, and thereafter to such other address as may be designated from time to time by notice given in accordance with the provisions of this Section.

               (v) if to the Company, initially at 3104 Logan Valley Road, Traverse City, Michigan 49685, Attention: Chief Executive Officer, Facsimile No.: (231) 941-8312, with a copy of Vinson & Elkins L.L.P., 2001 Ross Avenue, Suite 3700, Dallas, Texas 75201, Facsimile No.: (214) 999-7985, Attention: Mark Early, and thereafter at such other address as may be designated from time to time by notice given in accordance with the provisions of this Section.

          (c)  Successors and Assigns.  The Purchaser shall not assign any
               ----------------------
rights or benefits under this Agreement without the prior written consent of the Company; provided, however, that the Purchaser may assign to any Permitted Assignee (as that term is defined in the Securities Purchase Agreement) such rights or benefits without the consent of the Company with respect to Securities or Conversion Shares transferred to such Permitted Assignee. This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of the Company and the Purchaser.

          (d)  Counterparts.  This Agreement may be executed in a number of
               ------------
identical counterparts and it shall not be necessary for the Company and the Purchaser to execute each of such counterparts, but when each has executed and delivered one or more of such counterparts, the several parts, when taken together, shall be deemed to constitute one and the same instrument, enforceable against each in accordance with its terms. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart executed by the party against whom enforcement of this Agreement is sought.

          (e)  Headings.  The headings in this Agreement are for convenience of
               --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (f)  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW.

          (g)  Severability.  If any provision of this Agreement is held to be
               ------------
illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

          (h)  Entire Agreement.  This Agreement is intended by the Company and
               ----------------
the Purchaser as a final expression of their agreement and is intended to be a complete and exclusive statement of their agreement and understanding in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the Company and the Purchaser with respect to such subject matter.

          (i)  Third Party Beneficiaries.  Other than Indemnified Parties not a
               -------------------------
party hereto, this Agreement is intended for the benefit of the Company and the Purchaser and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity other than Permitted Assignees with respect to Securities or Conversion Shares that the Purchaser has transferred to such Permitted Assignees.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              MILLER EXPLORATION COMPANY



                              By: /s/ Kelly E. Miller
                                 ----------------------------------------------
                              Name: Kelly E. Miller
                                   ---------------------------------------------
                              Title: President
                                    --------------------------------------------



                              GUARDIAN ENERGY MANAGEMENT CORP.



                              By: /s/ Paul A. Halpern
                                 -----------------------------------------------
                              Name: Paul A. Halpern
                                   ---------------------------------------------
                              Title: Vice President - Operations
                                    --------------------------------------------